                                                                    EXHIBIT 10.F


                              CIG JOINDER AGREEMENT

         THIS CIG JOINDER AGREEMENT, dated as of December 23, 2003 (this "Joinder Agreement"), is being entered into to effectuate Colorado Interstate Gas Company, a Delaware corporation ("CIG"), becoming a party to that certain Security and Intercreditor Agreement, dated as of April 16, 2003 (the "Intercreditor Agreement"), by and among El Paso Corporation, a Delaware corporation, JPMorgan Chase Bank, a New York banking corporation ("JPMorgan"), in its capacity as Credit Agreement Administrative Agent and as Representative Agent for the Lenders, JPMorgan in its capacity as Collateral Agent for the Secured Parties, Intercreditor Agent and Depository Bank, and the Pipeline Company Borrowers, the Grantors and the Representative Agents party thereto. This Joinder Agreement is made and entered into by and between CIG and the current parties to the Intercreditor Agreement (including CIG Parent pursuant to the CIG Parent Joinder Agreement being entered into simultaneously herewith). Each capitalized term used herein, unless otherwise defined herein, shall have the meaning ascribed to such term in Appendix A-1 to the Intercreditor Agreement.

         NOW, THEREFORE, IT IS AGREED:

         Section 1. Joinder. By executing and delivering this Joinder Agreement, which shall, for all purposes, be deemed to constitute an executed counterpart to the Intercreditor Agreement, from and after the date hereof, CIG is and shall be a Pipeline Company Borrower under the Intercreditor Agreement, and is and shall be bound by, and subject to, all of the terms and provisions of the Intercreditor Agreement to the same extent as each other Pipeline Company Borrower under the Intercreditor Agreement. From and after the date hereof, upon execution and delivery of this CIG Joinder Agreement, all references in the Intercreditor Agreement to a "Pipeline Company Borrower" shall also mean and be a reference to CIG.

         Section 2. Rights and Obligations. CIG shall have all of the rights of a Pipeline Company Borrower under the Intercreditor Agreement and shall have, and hereby agrees to perform, all of the obligations, duties, and liabilities of a Pipeline Company Borrower under the Intercreditor Agreement.

         Section 3. Supplements to Schedules. Schedules V and VI of the Intercreditor Agreement are hereby amended by supplementing such Schedules with the information relating to CIG set forth in Schedules V and VI hereof.

         Section 4. Representations and Warranties. CIG hereby (a) represents and warrants that the information on each Schedule to this Joinder Agreement is complete and accurate and (b) makes each of the representations and warranties applicable to Credit Parties contained in Section 3.01 of the Intercreditor Agreement, to the same extent as each other Credit Party (as applicable).

         SECTION 5. GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                         [Signatures begin on next page]

      IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of this 23rd day of December, 2003.

PIPELINE COMPANY BORROWERS:           COLORADO INTERSTATE GAS COMPANY


                                      By:   /s/ Greg G. Gruber
                                         ---------------------------------------
                                         Name:  Greg G. Gruber
                                         Title: Senior Vice President and Chief
                                                Financial Officer



                                      EL PASO NATURAL GAS COMPANY


                                      By:   /s/ Greg G. Gruber
                                         ---------------------------------------
                                         Name:  Greg G. Gruber
                                         Title: Senior Vice President and Chief
                                                Financial Officer



                                      TENNESSEE GAS PIPELINE COMPANY


                                      By:   /s/ Greg G. Gruber
                                         ---------------------------------------
                                         Name:  Greg G. Gruber
                                         Title: Senior Vice President and Chief
                                                Financial Officer



                                      ANR PIPELINE COMPANY


                                      By:   /s/ Greg G. Gruber
                                         ---------------------------------------
                                         Name:  Greg G. Gruber
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                Signature Page 1
                              CIG Joinder Agreement

THE COMPANY:                          EL PASO CORPORATION


                                      By:   /s/ John J. Hopper
                                         ---------------------------------------
                                         Name:  John J. Hopper
                                         Title: Vice President and Treasurer


GRANTORS:                             AMERICAN NATURAL RESOURCES COMPANY


                                      By:   /s/ Greg G. Gruber
                                         ---------------------------------------
                                         Name:  Greg G. Gruber
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                      EL PASO ANR INVESTMENTS, L.L.C.


                                      By:   /s/ Greg G. Gruber
                                         ---------------------------------------
                                         Name:  Greg G. Gruber
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                      EL PASO ANRS INVESTMENTS, L.L.C.


                                      By:   /s/ Greg G. Gruber
                                         ---------------------------------------
                                         Name:  Greg G. Gruber
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                      EL PASO CNG COMPANY, L.L.C.


                                      By:   /s/ Greg G. Gruber
                                         ---------------------------------------
                                         Name:  Greg G. Gruber
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                Signature Page 2
                              CIG Joinder Agreement

                                      EL PASO EPN INVESTMENTS, L.L.C.


                                      By:   /s/ John J. Hopper
                                         ---------------------------------------
                                         Name:  John J. Hopper
                                         Title: Vice President


                                      EL PASO EPNG INVESTMENTS, L.L.C.


                                      By:   /s/ John J. Hopper
                                         ---------------------------------------
                                         Name:  John J. Hopper
                                         Title: Vice President



                                      EL PASO NORIC INVESTMENTS I, L.L.C.


                                      By:   /s/ Greg G. Gruber
                                         ---------------------------------------
                                         Name:  Greg G. Gruber
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                      EL PASO NORIC INVESTMENTS III, L.L.C.


                                      By:   /s/ Greg G. Gruber
                                         ---------------------------------------
                                         Name:  Greg G. Gruber
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                      EL PASO NORIC INVESTMENTS IV, L.L.C.


                                      By:   /s/ Greg G. Gruber
                                         ---------------------------------------
                                         Name:  Greg G. Gruber
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                Signature Page 3
                              CIG Joinder Agreement

                                      EL PASO TENNESSEE PIPELINE CO.


                                      By:   /s/ John J. Hopper
                                         ---------------------------------------
                                         Name:  John J. Hopper
                                         Title: Vice President


                                      EL PASO TGPC INVESTMENTS, L.L.C.


                                      By:   /s/ John J. Hopper
                                         ---------------------------------------
                                         Name:  John J. Hopper
                                         Title: Vice President


                                      EL PASO WIC INVESTMENTS, L.L.C.


                                      By:   /s/ Greg G. Gruber
                                         ---------------------------------------
                                         Name:  Greg G. Gruber
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                      NORIC HOLDINGS III, L.L.C.


                                      By:   /s/ Greg G. Gruber
                                         ---------------------------------------
                                         Name:  Greg G. Gruber
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                      SABINE RIVER INVESTORS I, L.L.C.


                                      By:   /s/ John J. Hopper
                                         ---------------------------------------
                                         Name:  John J. Hopper
                                         Title: Vice President


                                Signature Page 4
                              CIG Joinder Agreement

                                      SABINE RIVER INVESTORS II, L.L.C.


                                      By:   /s/ John J. Hopper
                                         ---------------------------------------
                                         Name:  John J. Hopper
                                         Title: Vice President



                                      SABINE RIVER INVESTORS III, L.L.C.


                                      By:   /s/ John J. Hopper
                                         ---------------------------------------
                                         Name:  John J. Hopper
                                         Title: Vice President


                                      SABINE RIVER INVESTORS IV, L.L.C.


                                      By:   /s/ Greg G. Gruber
                                         ---------------------------------------
                                         Name:  Greg G. Gruber
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                      SABINE RIVER INVESTORS V, L.L.C.


                                      By:   /s/ Greg G. Gruber
                                         ---------------------------------------
                                         Name:  Greg G. Gruber
                                         Title: Senior Vice President and Chief
                                                Financial Officer


                                Signature Page 5
                              CIG Joinder Agreement

DEPOSITORY BANK:                      JPMORGAN CHASE BANK, as Depository Bank


                                      By:   /s/ James M. Foley
                                         ---------------------------------------
                                         Name:  James M. Foley
                                         Title: Assistant Vice President



COLLATERAL AGENT:                     JPMORGAN CHASE BANK, as Collateral Agent


                                      By:   /s/ James M. Foley
                                         ---------------------------------------
                                         Name:  James M. Foley
                                         Title: Assistant Vice President



INTERCREDITOR AGENT:                  JPMORGAN CHASE BANK, as Intercreditor
                                      Agent


                                      By:   /s/ James M. Foley
                                         ---------------------------------------
                                         Name:  James M. Foley
                                         Title: Assistant Vice President





CREDIT AGREEMENT                      JPMORGAN CHASE BANK, as Credit Agreement
ADMINISTRATIVE AGENT,                 Administrative Agent, 3-Year Facility
3-YEAR FACILITY AGENT,                Agent, Representative Agent for Lakeside,
REPRESENTATIVE AGENT FOR              and Representative Agent for certain
LAKESIDE, AND REPRESENTATIVE          Additional Covered Letters of Credit
AGENT FOR CERTAIN ADDITIONAL
COVERED LETTER(S) OF CREDIT:
                                      By:   /s/ Peter M. Ling
                                         ---------------------------------------
                                         Name:  Peter M. Ling
                                         Title: Managing Director


                                Signature Page 6
                              CIG Joinder Agreement

REPRESENTATIVE AGENT FOR              CITICORP NORTH AMERICA, INC., as
COSCOL/ARUBA:                         Representative Agent


                                      By:   /s/ Amy Pincu
                                         ---------------------------------------
                                         Name:  Amy Pincu
                                         Title: Vice President
                                                Citicorp North America, Inc.
                                                713/654-2820




REPRESENTATIVE AGENT                  CITIBANK, N.A.
FOR CERTAIN ADDITIONAL
COVERED LETTER(S)
OF CREDIT:                            By: /s/ Amy Pincu
                                         ---------------------------------------
                                         Name:
                                         Title:


                                Signature Page 7
                              CIG Joinder Agreement

REPRESENTATIVE AGENT FOR              ROYAL BANK OF CANADA, as Representative
COASTAL PETROCHEMICAL:                Agent


                                      By:   /s/ Gail W. Atkins
                                         ---------------------------------------
                                         Name:  Gail W. Atkins
                                         Title: V.P.


                                Signature Page 8
                              CIG Joinder Agreement

REPRESENTATIVE AGENT FOR              DEUTSCHE BANK TRUST COMPANY AMERICAS,
HARBORTOWN:                           as Representative Agent


                                      By: /s/ M.M. Tarking
                                         ---------------------------------------
                                         Name:
                                         Title:



                                Signature Page 9
                              CIG Joinder Agreement

REPRESENTATIVE AGENT FOR              MIZUHO CORPORATE BANK (USA), as
NOVA SCOTIA 1999:                     Representative Agent


                                      By:   /s/ Noel P. Puerell
                                         ---------------------------------------
                                         Name:  Noel P. Puerell
                                         Title: Senior Vice President




REPRESENTATIVE AGENT FOR              MIZUHO CORPORATE BANK, LTD., as
NOVA SCOTIA 2000:                     Representative Agent


                                      By:   /s/ Noel P. Puerell
                                         ---------------------------------------
                                         Name:  Noel P. Puerell
                                         Title: Senior Vice President



                                Signature Page 10
                              CIG Joinder Agreement

REPRESENTATIVE AGENT                  BNP PARIBAS
FOR CERTAIN ADDITIONAL
COVERED LETTER(S)
OF CREDIT:                            By:   /s/ Larry Robinson
                                         ---------------------------------------
                                         Name:  Larry Robinson
                                         Title: Director


                                      /s/ Evans R. Swann
                                      ------------------------------------------
                                      Evans R. Swann
                                      Director


                                Signature Page 11
                              CIG Joinder Agreement

REPRESENTATIVE AGENT                  THE BANK OF NEW YORK
FOR CERTAIN ADDITIONAL
COVERED LETTER(S)
OF CREDIT:                            By: N/A
                                         ---------------------------------------
                                         Name:
                                         Title:


                                Signature Page 12
                              CIG Joinder Agreement

REPRESENTATIVE AGENT                  THE TORONTO-DOMINION BANK
FOR CERTAIN ADDITIONAL
COVERED LETTER(S)
OF CREDIT:                            By:   /s/ Jano Nixon
                                         ---------------------------------------
                                         Name:  Jano Nixon
                                         Title: Mgr. Syndications & Credit
                                                Admin.


                                Signature Page 13
                              CIG Joinder Agreement

REPRESENTATIVE AGENT                  THE BANK OF NOVA SCOTIA
FOR CERTAIN ADDITIONAL
COVERED LETTER(S)
OF CREDIT:                            By:   /s/ N. Bell
                                         ---------------------------------------
                                         Name:  N. Bell
                                         Title: Senior Manager



                                Signature Page 14
                              CIG Joinder Agreement

                                   SCHEDULE V

                 NAME, LOCATION, CHIEF EXECUTIVE OFFICE, TYPE OF
                 ORGANIZATION, JURISDICTION OF ORGANIZATION AND
                      ORGANIZATIONAL IDENTIFICATION NUMBER



                               CHIEF
                               EXECUTIVE         TYPE OF             JURISDICTION OF        ORGANIZATIONAL
GRANTOR          LOCATION      OFFICE            ORGANIZATION        ORGANIZATION           I.D. NO.
-------          --------      ---------         ------------        ---------------        --------------


                    No modification necessary for Schedule V.



                                   Schedule V
                              CIG Joinder Agreement

                                   SCHEDULE VI

                                   TRADE NAMES

I. TRADE NAMES

NAMES
-----

None.


                                   Schedule VI
                              CIG Joinder Agreement